SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 15, 1999
(Date of earliest event reported)

Commission File No. 333-56213




                              ACE Securities Corp.



       Delaware                                             56-2088493
(State of Incorporation)                                 (I.R.S. Employer
                                                       Identification No.)


6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina                                          28211
Address of principal executive offices                          (Zip Code)



                                 (704) 365-0569
--------------------------------------------------------------------------------
                    Registrant's Telephone Number, including area code



                                    No Change
--------------------------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.       Other Events


Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) and Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Deutsche Bank Securities, Inc., which are hereby filed pursuant to such letter.

Documents incorporated by Reference

The Annual Report on Form 10-K, as amended, of Financial Security Assurance Holdings, Inc. for the year ended December 31, 1998 and the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings, Inc. for the period ended June 30, 1999 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-62547) of the Registrant; and
(iii) the Prospectus Supplement and Prospectus each dated November 10, 1999, relating to Mortgage Lenders Network Home Equity Loan Trust Asset Backed Notes, Series 1999-2, and shall be deemed to be part hereof and thereof.

ITEM 7.       Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-8.1)                            Tax and Legality Opinions

(EX-23.1)                           Consent   of   PricewaterhouseCoopers   LLP,
                                    independent    accountants   for   Financial
                                    Security Assurance Inc.

(EX-24.1)                           Consent of  Cadwalalder,  Wickersham  & Taft
                                    (included as part of EX-8)

(EX-99.1)                           Computational  Materials and Collateral Term
                                    Sheets prepared by Deutsche Bank Securities,
                                    Inc. in  connection  with  Mortgage  Lenders
                                    Network  Home Equity Loan Trust Asset Backed
                                    Notes, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ACE SECURITIES CORP.


November 15, 1999

                                   By:    /s/ Elizabeth Eldridge
                                          ----------------------
                                          Name:  Elizabeth Eldridge
                                          Title: Vice President


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                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-8.1)              Tax and Legality Opinions                       E

(EX-23.1)             Consent of Pricewaterhouse Coopers LLP,         E
                      independent accountants for Financial
                      Security Assurance Inc.

(EX-24.1)             Consent of Cadwalalder, Wickersham & Taft       E
                      (included as part of EX-8)

(EX-99.1)             Computational Materials and Collateral          E
                      Terms Sheets prepared by Deutsche Bank
                      Securities, Inc. in connection with Mortgage
                      Lenders Network Home Equity Loan Trust
                      Asset Backed Notes, Series 1999-2


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